UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 28, 2006

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                           CIRCLE GROUP HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

         Illinois                         000-27841               22-3768777
(State or other jurisdiction of    (Commission file number)   (I.R.S. employer
 incorporation or organization)                              identification no.)

         1011 Campus Drive Mundelein, IL                    60060
      (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (847) 549-6002


                                 Not Applicable
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02 Termination of a Material Definitive Agreement.


     As of May 28, 2006, the November 23, 2005 Letter of Agreement (the "Agreement") between Circle Group Holdings, Inc. (the "Company") and George Foreman Enterprises, Inc. ("GFME") was terminated following the Company's notice to GFME that GFME is in breach and expiration of GFME's right to cure. The Company has held GFME in breach of the covenant to enter into a definitive agreement with respect to the subject matter of the Letter Agreement.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 31, 2006


                                        CIRCLE GROUP HOLDINGS, INC.


                                        By: /s/ Greg Halpern
                                        --------------------
                                        Name: Greg Halpern
                                        Title: CEO




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